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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 26, 2002


                                KRAFT FOODS INC.
             (Exact name of registrant as specified in its charter)

             Virginia                                 1-16483                           52-2284372
   (State or other jurisdiction                     (Commission                      (I.R.S. Employer
         of incorporation)                         File Number)                     Identification No.)


          Three Lakes Drive, Northfield, Illinois                                               60093-2753
          (Address of principal executive offices)                                               (Zip Code)


   Registrant's telephone number, including area code:                                       (847) 646-2000



         (Former name or former address, if changed since last report.)


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Item 5.    Other Events.

       Kraft Foods Inc. (the "Company") has filed with the Securities and Exchange Commission (the "Commission") a Prospectus dated April 25, 2002 and a Prospectus Supplement dated November 20, 2002 (Registration No. 333-86478) in connection with the public offering of $750,000,000 Floating Rate Notes due 2004. The purpose of this Current Report on Form 8-K (the "Report") is to file with the Commission the Terms Agreement and a specimen Floating Rate Note due 2004.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. The following documents are filed as part of this Report.

(c)        Exhibits.

1          Terms Agreement dated as of November 20, 2002

4          Specimen of Floating Rate Note due 2004

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       KRAFT FOODS INC.

                                       By: /s/ JAMES P. DOLLIVE
                                          ___________________________________
                                           Name:  James P. Dollive
                                           Title: Senior Vice President and
                                                  Chief Financial Officer

Date:  November 26, 2002

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                                INDEX TO EXHIBITS

Exhibit
  No.                                Description
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1                 Terms Agreement dated as of November 20, 2002

4                 Specimen of Floating Rate Note due 2004